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                                                                      EXHIBIT 23

                        [ARTHUR ANDERSEN LLP LETTERHEAD]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Atlantic Premium Brands, Ltd.'s previously filed Registration Statements on Form S-8 File Nos. 33-80010 and 333-39561.


                             /s/ ARTHUR ANDERSEN LLP

Baltimore, Maryland
  March 31, 1998